Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Second Quarter 2024 Results JULY 24, 2024

BXMT HIGHLIGHTS

- Q2 GAAP EPS of $(0.35) and Distributable EPS[(1)] of $0.49; Distributable EPS prior to charge-offs[(2)] of $0.56, excluding realized losses from loan resolutions
- Strong repayments and loan resolutions coupled with emerging origination activity reflect continued progress through the cycle; remain well-positioned with a secure balance sheet and substantial liquidity
- Launched multifamily agency lending partnership with M&T Realty Capital, which is complementary to transitional lending strategy and adds a potential diversified, capital-light revenue stream

Earnings Generation

Floating-rate, performing loans driving substantial current income

$0.49
Q2 2024 Distributable EPS[(1)]

$0.56
Q2 2024 Distributable EPS prior to charge-offs[(2)]

Balance Sheet Stability

Strong balance sheet and liquidity supporting new investments

$1.6B
quarter-end liquidity

$129M
Q2 2024 LTM new loan originations and debt buybacks[(a)]

Credit Performance

Positive momentum in loan repayments and resolutions

$1.7B
1H 2024 loan repayments

5
1H 2024 non-performing loan resolutions

Note: The information in this presentation is as of June 30, 2024, unless otherwise stated. Opinions expressed reflect the current opinions of BXMT as of the date appearing in the materials only and are based on BXMT's opinions of the current market environment, which is subject to change. BXMT's manager is a subsidiary of Blackstone.
(1) Represents Distributable Earnings per share. See Appendix for definition and reconciliation to GAAP net income.
(2) Represents Distributable Earnings per share prior to charge-offs. See Appendix for definition and reconciliation to GAAP net income.

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Blackstone |Blackstone Mortgage Trust, Inc. SECOND QUARTER RESULTS (1) See Appendix for definition and reconciliation to GAAP net income. 2 ▪ Q2 GAAP basic loss per share of $(0.35), Distributable Earnings(1) per share of $0.49, and Distributable EPS prior to charge-offs(1) of $0.56; paid a dividend of $0.62 per share for the second quarter ▪ Book value per share of $22.90, incorporates $5.21 per share of CECL reserves ▪ BXMT's Board of Directors declared a common stock dividend of $0.47 per share for the third quarter, which is payable on October 15, 2024 to stockholders of record as of September 30, 2024 Earnings ▪ $20.8B portfolio(b) of 166 senior loans, collateralized by institutional quality real estate and diversified across sectors and markets; weighted-average origination LTV of 63%(c) ▪ Collected $701M of repayments in Q2, exceeding loan fundings of $376M; $740M of additional repayments collected subsequent to quarter-end ▪ Entered into an agency multifamily lending partnership with M&T Realty Capital, providing BXMT access to a capital-light, long-duration revenue stream Portfolio ▪ 90% portfolio performance(b) and stable weighted average risk rating of 3.0 at quarter-end ▪ Resolved $385M(d) of non-performing loans across 5 transactions in 1H 2024, in line with aggregate reserve levels, including sale of a Brooklyn office asset in Q2 ▪ Non-performance concentrated in US office, where impaired loans carry reserves averaging 29%; recorded $140M net increase in CECL reserve Credit ▪ Stable, match-funded financing structures with no capital markets mark-to-market provisions ▪ Maintained strong liquidity of $1.6B (40% of GAAP equity and 8% of net loan exposure); debt-to-equity(e) of 3.9x at 6/30 ▪ No corporate debt maturities until 2026; net future funding commitments of $959M, down 20% year-over-year, are spread over a weighted-average term of 2.3 years Capitalization and Liquidity

Blackstone |Blackstone Mortgage Trust, Inc. $22.90 $5.21 6/30/2024 EARNINGS 3 ▪ Q2 Distributable Earnings prior to charge-offs remain encumbered by interest expense from non-performing loans; loan resolutions will unlock earnings potential over time ▪ Book value per share of $22.90 incorporates $5.21 per share of CECL reserves Earnings Per Share $0.49 $0.56 Distributable EPS Distributable EPS prior to charge-offs (1) (1) Book Value and CECL Reserves ($ per share) Book Value GAAP EPS $(0.35) (1) See Appendix for definition and reconciliation to GAAP net income. CECL Reserves

Blackstone |Blackstone Mortgage Trust, Inc. PORTFOLIO 4 ▪ Well-diversified portfolio of 166 senior loans, secured by institutional-quality assets across sectors and markets Collateral Diversification(b)(g) AU, 7% ES, 5% IE, 6% UK, 15% SE, 2% DEU, 1% Geographic Footprint(b)(f) DC, 1% TX, 6% NY, 15% NV, 2% MA, 2% IL, 3% GA, 2% FL, 7% CA, 12% VA, 2% AZ, 2% CO, 1% NC, 1% WA, 1% Sunbelt 24% Northeast 19% West 13% Midwest 4% Northwest 2% UK 15% Other Europe 16% Australia 7% Multifamily 27% US Office 26%Non-US Office 10% Hospitality 18% Industrial 10% Retail 3% Life Sciences / Studio 2% Other Property 4% HI, 1%

Blackstone |Blackstone Mortgage Trust, Inc. US Office All Other Total Portfolio RR 1 RR 2 RR 3 RR 4 RR 5 2H 2023 2024 YTD PORTFOLIO 5 ▪ Accelerating repayment activity with $701M of repayments in Q2 and $2.5B year-to-date(h) ▪ Credit challenges concentrated in US office, which is 55% watchlisted or impaired, though higher-quality office continues to show liquidity ($721M repayments YTD);(h) remainder of portfolio is 96% performing Repayment Activity Weighted-Average Risk Rating(b) 3.5 2.8 3.0 Net Loan Exposure $5.3B $15.5B $20.8B $1.7B / 15 Loans(i) $2.5B / 22 Loans(i) (h) 29% Office 20% Office $740M July to-date(h)

Blackstone |Blackstone Mortgage Trust, Inc. $163 $147 $603 $759 3/31/2024 6/30/2024 General Reserves Asset-Specific Reserves Performing 90% Non-Performing 10% CREDIT 6 ▪ 90% performing portfolio;(b) $385M(d) of non-performing loan resolutions in 1H 2024 in line with reserve levels ▪ $906M of CECL reserves reflected in Q2 book value; asset-specific CECL reserves represent 26% of impaired loan cost basis, implying collateral value declines of over 50%, on average CECL Reserves ($ in millions) Portfolio Performance(b) $385M non-performing loan resolutions in 1H 2024(d) $906 26% of 5-risk rated loans $766

Blackstone |Blackstone Mortgage Trust, Inc. CAPITALIZATION 7 ▪ Continued to maintain strong liquidity, reflecting conservative capital management ▪ Well-structured balance sheet positioned to withstand volatility, with no capital markets mark-to-market provisions, limited credit mark-to-market, and no corporate debt maturities until 2026 Corporate Debt Maturities(j) ($ in billions) Liquidity ($ in billions) $1.3 $0.8 $0.3 $0.3 2024 2025 2026 2027 2028 2029 Term Loan B Convertible Notes Senior Secured Notes 6.3% 7.6% 7.6% $1.5 $1.8 $1.6 6/30/2022 6/30/2023 6/30/2024 Liquidity as a % of Net Loan Exposure Liquidity

Blackstone |Blackstone Mortgage Trust, Inc. II. Appendix 8

APPENDIX

Portfolio Details

($ in millions)

	Loan Type [k]	Origination Date [l]	Total Loan [k]	Principal Balance [k]	Net Book Value	Cash Coupon [m]	All-in Yield [m]	Maximum Maturity [n]	Location	Property Type	Loan per SF/Unit/Key	Origination LTV [c]
Loan 1	Senior Loan	4/9/2018	$1,487	$1,217	$1,213	+4.24%	+4.57%	6/9/2025	New York	Office	$429 / sqft	48%
Loan 2	Senior Loan	8/14/2019	1,052	991	989	+3.08%	+3.72%	12/23/2024	Dublin - IE	Mixed-Use	$305 / sqft	74%
Loan 3	Senior Loan	6/24/2022	882	882	877	+4.75%	+5.07%	6/21/2029	Diversified - AU	Hospitality	$402 / sqft	59%
Loan 4	Senior Loan	3/22/2018	571	571	570	+3.25%	+3.31%	3/15/2026	Diversified - Spain	Mixed-Use	n / a	71%
Loan 5	Senior Loan	7/23/2021	480	466	464	+3.60%	+4.04%	8/9/2027	New York	Multi	$626,064 / unit	58%
Loan 6	Senior Loan	3/30/2021	450	450	448	+3.20%	+3.41%	5/15/2026	Diversified - SE	Industrial	$86 / sqft	76%
Loan 7	Senior Loan [k]	11/22/2019	483	399	90	+4.31%	+4.54%	12/9/2027	Los Angeles	Office	$730 / sqft	69%
Loan 8	Senior Loan	12/9/2021	385	374	373	+2.76%	+3.00%	12/9/2026	New York	Mixed-Use	$129 / sqft	50%
Loan 9	Senior Loan	9/23/2019	372	349	349	+3.00%	+3.27%	8/16/2024	Diversified - Spain	Hospitality	$122,206 / key	62%
Loan 10	Senior Loan	4/11/2018	345	341	341	+2.25%	+2.25%	5/1/2025	New York	Office	$433 / sqft	n/m
Loan 11	Senior Loan	6/28/2022	675	311	304	+4.60%	+5.07%	7/9/2029	Austin	Mixed-Use	$258 / sqft	53%
Loan 12	Senior Loan	7/15/2021	310	308	306	+4.25%	+4.76%	7/16/2026	Diversified - EUR	Hospitality	$235,484 / key	53%
Loan 13	Senior Loan	9/29/2021	312	303	302	+2.81%	+3.03%	10/9/2026	Washington, DC	Office	$395 / sqft	66%
Loan 14	Senior Loan	10/25/2021	300	300	300	+4.00%	+4.32%	10/25/2024	Diversified - AU	Hospitality	$147,930 / key	56%
Loan 15	Senior Loan	12/11/2018	356	298	300	+1.75%	+1.76%	12/9/2026	Chicago	Office	$252 / sqft	78%
Loans 16-166			17,294	16,076	15,645							
CECL Reserve					(894)							
Total / Wtd. Avg.			**$25,754**	**$23,636**	**$21,977**	**+3.31%**	**+3.70%**	**2.1 yrs**				**63%**

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Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 10 Consolidated Balance Sheets ($ in thousands, except per share data) June 30, 2024 December 31, 2023 Assets Cash and cash equivalents $373,876 $350,014 Loans receivable 22,870,848 23,787,012 Current expected credit loss reserve (893,938) (576,936) Loans receivable, net $21,976,910 $23,210,076 Real estate owned, net 60,018 — Other assets 225,795 476,088 Total assets $22,636,599 $24,036,178 Liabilities and equity Secured debt, net $12,096,705 $12,683,095 Securitized debt obligations, net 2,327,774 2,505,417 Asset-specific debt, net 1,120,760 1,000,210 Loan participations sold, net 100,442 337,179 Term loans, net 2,095,199 2,101,632 Senior secured notes, net 337,336 362,763 Convertible notes, net 296,486 295,847 Other liabilities 257,299 362,531 Total Liabilities $18,632,001 $19,648,674 Commitments and contingencies — — Equity Class A common stock, $0.01 par value $1,736 $1,732 Additional paid-in capital 5,524,043 5,507,459 Accumulated other comprehensive income 10,328 9,454 Accumulated deficit (1,551,603) (1,150,934) Total Blackstone Mortgage Trust, Inc. stockholders’ equity $3,984,504 $4,367,711 Non-controlling interests 20,094 19,793 Total equity $4,004,598 $4,387,504 Total liabilities and equity $22,636,599 $24,036,178

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 11 Consolidated Statements of Operations ($ in thousands, except per share data) nice 2024 2023 2024 2023 Income from loans and other investments Interest and related income $466,152 $521,892 $952,275 $1,013,276 Less: Interest and related expenses 339,380 344,549 683,110 661,746 Income from loans and other investments, net $126,772 $177,343 $269,165 $351,530 Other expenses Management and incentive fees $18,726 $32,815 $37,653 $63,865 General and administrative expenses 13,660 13,022 27,388 25,887 Total other expenses $32,386 $45,837 $65,041 $89,752 Increase in current expected credit loss reserve (152,408) (27,807) (387,277) (37,630) Gain on extinguishment of debt — — 2,963 — Net expense from real estate owned (963) — (963) — (Loss) income before income taxes ($58,985) $103,699 ($181,153) $224,148 Income tax provision 1,217 1,202 2,219 3,095 Net (loss) income ($60,202) $102,497 ($183,372) $221,053 Net income attributable to non-controlling interests (855) (846) (1,523) (1,645) Net (loss) income attributable to Blackstone Mortgage Trust, Inc. ($61,057) $101,651 ($184,895) $219,408 Per share information (basic) Net (loss) income per share of common stock, basic ($0.35) $0.59 ($1.06) $1.27 Weighted-average shares of common stock outstanding, basic 173,967,340 172,615,385 174,004,464 172,606,914 Per share information (diluted) Net (loss) income per share of common stock, diluted ($0.35) $0.58 ($1.06) $1.25 Weighted-average shares of common stock outstanding, diluted 173,967,340 180,886,445 174,004,464 180,877,974 Three Months Ended June 30, Six Months Ended June 30,

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 12 Quarterly Per Share Calculations (in thousands, except per share data) Three Months Ended June 30, 2024 Three Months Ended Mar 31, 2024 Net loss(o) ($61,057) ($123,838) Charge-offs of CECL reserves (p) (12,537) (61,013) Increase in CECL reserves 152,408 234,868 Non-cash compensation expense 7,962 8,112 Realized hedging and foreign currency (loss) gain, net(q) (1,352) 111 Adjustments attributable to non-controlling interests, net 134 (35) Depreciation on real estate owned 185 — Other items — (7) Distributable Earnings $85,743 $58,198 Charge-offs of CECL reserves (p) 12,537 61,013 Incentive fee related to charge-offs of CECL reserves (r ) — (6,272) Distributable Earnings prior to charge-offs $98,280 $112,939 Weighted-average shares outstanding, basic(s) 173,967 174,042 Distributable Earnings per share, basic $0.49 $0.33 Distributable Earnings per share, basic, prior to charge-offs $0.56 $0.65 June 30, 2024 March 31, 2024 Stockholders’ equity $3,984,504 $4,144,753 Shares Class A common stock 173,619 173,582 Deferred stock units 389 370 Total outstanding 174,009 173,952 Book value per share $22.90 $23.83 Three Months Ended June 30, 2024 Three Months Ended Mar 31, 2024 Net loss(o) ($61,057) ($123,838) Weighted-average shares outstanding, basic 173,967 174,042 Per share amount, basic ($0.35) ($0.71) Diluted earnings ($61,057) ($123,838) Weighted-average shares outstanding, diluted 173,967 174,042 Per share amount, diluted ($0.35) ($0.71) Distributable Earnings Reconciliation Book Value per Share Earnings Loss per Share

Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 13 Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which is defined as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors. Distributable Earnings mirrors the terms of BXMT’s management agreement between BXMT’s Manager and BXMT, for purposes of calculating its incentive fee expense. BXMT’s CECL reserves have been excluded from Distributable Earnings consistent with other unrealized gains (losses) pursuant to its existing policy for reporting Distributable Earnings. BXMT expects to only recognize such potential credit losses in Distributable Earnings if and when such amounts are realized and deemed non-recoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but realization and non-recoverability may also be concluded if, in BXMT’s determination, it is nearly certain that all amounts due will not be collected. The timing of any such credit loss realization in BXMT’s Distributable Earnings may differ materially from the timing of CECL reserves or charge-offs in BXMT’s consolidated financial statements prepared in accordance with GAAP. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the book value of the asset, and is reflective of its economic experience as it relates to the ultimate realization of the loan. BXMT believes that Distributable Earnings provides meaningful information to consider in addition to net income (loss) and cash flow from operating activities determined in accordance with GAAP. BXMT believes Distributable Earnings is a useful financial metric for existing and potential future holders of its class A common stock as historically, over time, Distributable Earnings has been a strong indicator of its dividends per share. As a REIT, BXMT generally must distribute annually at least 90% of its net taxable income, subject to certain adjustments, and therefore BXMT believes its dividends are one of the principal reasons stockholders may invest in BXMT’s class A common stock. Distributable Earnings helps BXMT to evaluate its performance excluding the effects of certain transactions and GAAP adjustments that BXMT believes are not necessarily indicative of BXMT’s current loan portfolio and operations and is a performance metric BXMT considers when declaring its dividends. Furthermore, BXMT believes it is useful to present Distributable Earnings prior to charge-offs of CECL reserves to reflect BXMT’s direct operating results and help existing and potential future holders of BXMT’s class A common stock assess the performance of BXMT’s business excluding such charge-offs. BXMT utilizes Distributable Earnings prior to charge-offs of CECL reserves as an additional performance metric to consider when declaring BXMT’s dividends. Distributable Earnings mirrors the terms of BXMT’s Management Agreement for purposes of calculating BXMT’s incentive fee expense. Therefore, Distributable Earnings prior to charge-offs of CECL reserves is calculated net of the incentive fee expense that would have been recognized if such charge-offs had not occurred. Distributable Earnings and Distributable Earnings prior to charge-offs of CECL reserves do not represent net income (loss) or cash generated from operating activities and should not be considered as alternatives to GAAP net income (loss), or indicators of BXMT’s GAAP cash flows from operations, measures of BXMT’s liquidity, or indicators of funds available for BXMT’s cash needs. In addition, BXMT’s methodology for calculating Distributable Earnings and Distributable Earnings prior to charge-offs of CECL reserves may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, BXMT’s reported Distributable Earnings and Distributable Earnings prior to charge-offs of CECL reserves may not be comparable to similar metrics reported by other companies. Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations, which are excluded from the GAAP balance sheet, constitute additional financing capacity and are included in discussions of the loan portfolio. Net Loan Exposure: Represents loans that are included in BXMT’s consolidated financial statements, net of (i) asset specific debt, (ii) participations sold, (iii) cost-recovery proceeds, and (iv) CECL reserves on its loans receivable.

Blackstone |Blackstone Mortgage Trust, Inc. ENDNOTES 14 a. Represents new loan originations of $69M and debt buybacks of $60M during the twelve months ended June 30, 2024. Excludes upsizes of existing loans. b. Based on Net Loan Exposure. See Definitions for definition. c. Reflects weighted average loan-to-value (“LTV”) as of the date investments were originated or acquired by BXMT excluding any loans that are impaired and any junior participations sold. d. Based on Net Loan Exposure of related loans as of the quarter-end prior to resolution. e. Represents debt-to-equity ratio, which is the ratio of (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, in each case excluding unamortized deferred financing costs and discounts, less cash, to (ii) total equity. f. States and countries comprising less than 1% of total loan portfolio are excluded. g. Assets with multiple components are proportioned into relevant collateral types based on the allocated value of each collateral type. h. Includes repayments through July 23, 2024. i. Reflects full loan repayments. j. Excludes 1.0% per annum of scheduled amortization payments under the Term Loan B. k. Certain loans include an aggregate $725M of Non-Consolidated Senior Interests that are not included in BXMT’s consolidated financial statements and exclude $101M of junior loan interests that BXMT has sold, but that remain included in BXMT’s consolidated financial statements as of June 30, 2024. Total loan includes unfunded commitments. l. Date loan was originated or acquired by BXMT. Origination dates are subsequently updated to reflect material loan modifications. m. The weighted-average cash coupon and all-in yield are expressed as a spread over the relevant floating benchmark rates. Excludes loans accounted for under the cost-recovery and nonaccrual methods, if any. n. Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty. o. Represents net loss attributable to Blackstone Mortgage Trust, Inc. p. Represents realized losses related to loan principal amounts deemed non-recoverable during the three months ended June 30, 2024 and March 31, 2024. q. Represents realized gains (losses) on the repatriation of unhedged foreign currency. These amounts were not included in GAAP net loss, but rather as a component of other comprehensive income in BXMT’s consolidated financial statements. r. Reflects the $6M of incentive fee expense that would have been incurred if such charge-offs had not occurred in the three months ended March 31, 2024. s. The weighted-average shares outstanding, basic, exclude shares issuable from a potential conversion of BXMT’s convertible notes. Consistent with the treatment of other unrealized adjustments to Distributable Earnings, these potentially issuable shares are excluded until a conversion occurs.

Blackstone |Blackstone Mortgage Trust, Inc. FORWARD-LOOKING STATEMENTS & IMPORTANT DISCLOSURE INFORMATION 15 References herein to “Blackstone Mortgage Trust,” “Company,” “we,” “us,” or “our” refer to Blackstone Mortgage Trust, Inc. and its subsidiaries unless the context specifically requires otherwise. Opinions expressed reflect the current opinions of BXMT as of the date appearing in this document only and are based on the BXMT's opinions of the current market environment, which is subject to change. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances.